Notes Receivable	12 Months Ended
Dec. 31, 2012
Notes Receivable [Abstract]
Notes Receivable

6. Notes receivable

Notes receivable consist of the following at December 31:

	2011	2012
Secured notes receivable	$4,794	$10,135
Notes receivable from lessee restructurings	406	-
ALS Note Receivable (1)	-	68,028
	$5,200	$78,163

(1)        We obtained the ALS Note Receivable, with an effective interest of 6.8% per year. The receivable will accrue over time and payments on this note will start when the ALS Coupon Liability ends. For further details refer to the ALS Transaction as described in Note 1.

The minimum future cash receipts under notes receivable at December 31, 2012 are as follows:

Minimum future receipts
2013	$ 3,366
2014	2,612
2015	3,380
2016	5,381
2017	26,205
Thereafter	37,219
$ 78,163